Inventory	6 Months Ended
Jun. 30, 2024
Inventory [Abstract]
Inventory
8.	Inventory

	As of June 30, 2024 (unaudited)	As of December 31, 2023
	(in €)

Raw material and supplies	138,414	423,560
Unfinished goods	9,459,267	10,614,159
Finished goods	46,559	330,087
Total	9,644,241	11,367,807

For the three and six months ended June 30, 2024, the Group recorded write downs of finished goods of €0.1 million and €0.3 million, For the three and six months ended June 30, 2024, the Group recorded write downs of raw materials and supplies of €0.3 million and €0.3 million. These write-downs were due to the expected expiry of the shelf life. Additionally, in the six months ended June 30, 2024, unfinished inventory decreased as €1.2 million was recorded to R&D expense for use in clinical studies.